SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 12, 2006



                              ATC HEALTHCARE, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-11380                 11-2650500
-------------------------------       --------------       ---------------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        file number)         Identification No.)


1983 Marcus Avenue, Lake Success, New York                          11042
------------------------------------------                       ------------
 (Address of principal executive offices)                         (Zip Code)


                                 (516) 750-1600
                                 ---------------
              (Registrant's telephone number, including area code)

Form 8-K, Current Report
ATC Healthcare, Inc.
Commission File No.  0-11380



Item 8.01 Other Events.


On June 12, 2006 ATC Healthcare, Inc. (the "Company"), announced that it has completed its previously announced acquisition of a leading provider of per-diem and travel-nursing services in the Arizona market. The company, with three locations in Arizona, had revenues of approximately $7 million last year.

A copy of the Company's June 12, 2006 press release announcing this transaction is attached to this Report as Exhibit 99.1.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 12, 2006                          ATC Healthcare, Inc.

                                              By: /s/ Andrew Reiben
                                                  ------------------------------
                                                  Name:  Andrew Reiben
                                                  Title: Senior Vice President
                                                         Chief Financial Officer